SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

VALASSIS COMMUNICATIONS, INC. (Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-10991 (Commission File Number)	38-2760940 (IRS Employer Identification No)

19975 Victor Parkway, Livonia, Michigan 48152 (Address of principal executive office)

Registrant’s telephone number, including area code: 734-591-3000

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 22, 2004, Valassis announced its financial results for the quarter ended March 31, 2004. Furnished hereto as Exhibit 99.1 is a copy of the Company press release related to this event.

The information contained herein and the accompanying exhibit shall not be incorporated by reference into any filing by Valassis, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

By:	/s/ Robert L. Recchia Executive Vice President and Chief Financial Officer

Dated: April 22, 2004